                                                                    Exhibit 10.8

                        AMENDMENT TO LIQUIDITY AGREEMENT

THIS AMENDMENT TO LIQUIDITY AGREEMENT, dated as of November 5, 2002 (this "Amendment"), and is among BLUE KEEL FUNDING, LLC, a Delaware limited liability company ("Blue Keel"), each of the financial institutions party hereto as a liquidity provider (the "Liquidity Institutions"), and FLEET NATIONAL BANK, as agent for the Liquidity Institutions (in such capacity, the "Agent").

                                   BACKGROUND

         1. Blue Keel, the Liquidity Institutions and the Agent are parties to that certain Amended and Restated Liquidity Agreement, dated as of November 15, 2001 (as heretofore amended, the "Liquidity Agreement").

         2. The parties hereto desire to amend the Liquidity Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings thereto in the Liquidity Agreement.

         SECTION 2. Schedule I. Schedule I to the Liquidity Agreement is hereby deleted in its entirety, and Schedule I attached hereto shall be substituted therefor.

         SECTION 3. Amendment to Receivables Purchase Agreement. The Liquidity Institutions hereby consent to the execution and delivery by Blue Keel and the Agent of the Fourth Amendment to Amended and Restated Receivables Purchase Agreement dated as of the date hereof.

         SECTION 4. Miscellaneous. The Liquidity Agreement, as amended hereby, remains in full force and effect. Any reference to the Liquidity Agreement from and after the date hereof shall be deemed to refer to the Liquidity Agreement as amended hereby, unless otherwise expressly stated. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            BLUE KEEL FUNDING, L.L.C.

                                            By: /s/ Andrew M. Yearde
                                               ---------------------------------
                                            Name Printed: Andrew M. Yearde
                                                         -----------------------
                                            Title: Vice President
                                                  ------------------------------

                                            FLEET NATIONAL BANK, as Agent

                                            By: /s/ Greg Roux
                                               ---------------------------------
                                            Name Printed: Greg Roux
                                                         -----------------------
                                            Title: Director
                                                  ------------------------------

                                            LIQUIDITY INSTITUTIONS:

                                            FLEET NATIONAL BANK

                                            By: /s/ Greg Roux
                                               ---------------------------------
                                            Name Printed: Greg Roux
                                                         -----------------------
                                            Title: Director
                                                  ------------------------------

                                            COMERICA BANK
                                            By: /s/ Devin Scattini
                                               ---------------------------------
                                            Name Printed: Devin Scattini
                                                         -----------------------
                                            Title: Vice President
                                                  ------------------------------

                                   SCHEDULE I

                                       PRO RATA      COMMITMENT
LIQUIDITY INSTITUTION  COMMITMENT      SHARE         EXPIRY DATE
---------------------  ----------      -----         -----------
Fleet National Bank    $44,000,000.00  75.4902%  December 13, 2002

Comerica Bank          $14,285,714.29  24.5098%  December 13, 2002


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